UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 27, 1999
                        (Date of earliest event reported)

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)

          New York                    1-2360                  13-0871985
  (State of Incorporation)         (Commission               (IRS employer
                                   File Number)           Identification No.)

          Armonk, New York                                     10504
(Address of principal executive offices)                     (Zip Code)

                                  914-499-1900
                         (Registrant's telephone number)

Item 5. Other Events.

      On April 27, 1999, the stockholders of the company approved amendments to the Certificate of Incorporation to increase the number of authorized shares of common stock from 1,875 million to 4,687.5 million and to effect a two-for-one stock split approved by the company's Board of Directors on January 26, 1999. In addition, the amendments served to reduce the par value of the common shares from $.50 per share to $.20 per share.

      Common stockholders of record at the close of business on May 10, 1999 will receive one additional share for each share held. Distribution of the additional shares is expected to occur on May 26, 1999, and will be effected in book-entry form, through the mailing of an account statement to each stockholder of record as of the stock split record date, thereby crediting the additional shares of common stock due as a result of the stock split stock split.

Item 7. Financial Statements, Pro-Forma Financial Information and
        Exhibits.

      (b)   Pro-Forma Financial Information

            The following is presented to reflect the two-for-one stock split on a historical basis. (See attachments I through V of this Form 8-K.)

              I Consolidated Statement of Earnings for the years ended December 31, 1998, 1997 and 1996.

             II Consolidated Statement of Financial Position at December 31, 1998 and 1997.

            III Computation of Basic and Diluted Earnings Per Share for the years ended December 31, 1998, 1997 and 1996.

             IV   Five-year Comparison of Selected Financial Data 1994 through
                  1998.

              V   Selected Quarterly Data for 1998 and 1997.

      (c) Exhibits

           (3)(i) Certificate of Incorporation as amended through April 28,
                  1999.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    INTERNATIONAL BUSINESS MACHINES CORPORATION
                                                  (Registrant)

Date: April 28, 1999


                                            By:         Mark Loughridge
                                               ---------------------------------
                                                       (Mark Loughridge)
                                               Vice President and Controller

                                                                    ATTACHMENT I

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)

(Dollars in millions                             For the Year-Ended December 31:
except per share amounts)                        -------------------------------
                                                   1998        1997        1996
Revenue:                                         -------     -------     -------
   Hardware segments                             $35,419     $36,630     $36,634
   Global Services segment                        28,916      25,166      22,310
   Software segment                               11,863      11,164      11,426
   Global Financing segment                        2,877       2,806       3,045
   Enterprise Investments
      segment/Other                                2,592       2,742       2,523
                                                 -------     -------     -------
Total revenue                                     81,667      78,508      75,947

Cost:
   Hardware segments                              24,214      23,473      22,888
   Global Services segment                        21,125      18,464      16,270
   Software segment                                2,260       2,785       2,946
   Global Financing segment                        1,494       1,448       1,481
   Enterprise Investments
      segment/Other                                1,702       1,729       1,823
                                                 -------     -------     -------
Total cost                                        50,795      47,899      45,408
                                                 -------     -------     -------
Gross profit                                      30,872      30,609      30,539
Operating expenses:
   Selling, general and
    administrative                                16,662      16,634      16,854
   Research, development and
    engineering                                    5,046       4,877       5,089
                                                 -------     -------     -------
Total operating expenses                          21,708      21,511      21,943

Operating income                                   9,164       9,098       8,596
Other income, principally interest                   589         657         707
Interest expense                                     713         728         716
                                                 -------     -------     -------
Income before income taxes                         9,040       9,027       8,587
Provision for income taxes                         2,712       2,934       3,158
                                                 -------     -------     -------
Net income                                         6,328       6,093       5,429
Preferred stock dividends                             20          20          20
                                                 -------     -------     -------
Net income applicable to
 common shareholders                             $ 6,308     $ 6,073     $ 5,409
                                                 =======     =======     =======

                                                                    ATTACHMENT I

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                CONSOLIDATED STATEMENT OF EARNINGS - (CONTINUED)
                                   (UNAUDITED)

(Dollars in millions                    For the Year-Ended December 31:
except per share amounts)        -----------------------------------------------
                                      1998            1997            1996
                                     -------         -------         -------
Earnings per share
 of common stock - basic*            $  3.38         $  3.09         $  2.56

Earnings per share
 of common stock -
  assuming dilution*                 $  3.29         $  3.00         $  2.50

Average number of common
 shares outstanding:

Basic*                           1,869,005,570    1,966,572,722    2,113,408,376

Assuming dilution*               1,920,130,470    2,021,869,884    2,159,417,808

* Restated to reflect the two-for-one stock split effective on May 10, 1999.

                                                                   ATTACHMENT II

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                                   (UNAUDITED)
                                     ASSETS

(Dollars in millions)                            At December 31   At December 31
                                                       1998            1997
Current assets:                                  --------------   --------------

  Cash and cash equivalents                         $  5,375       $  7,106

  Marketable securities                                  393            447

  Notes and accounts receivable - trade,
    net of allowances                                 18,958         16,850

  Sales-type leases receivable                         6,510          5,720

  Other accounts receivable                            1,313          1,256

  Inventories                                          5,200          5,139

  Prepaid expenses and other current assets            4,611          3,900
                                                    --------       --------

Total current assets                                  42,360         40,418

Plant, rental machines and other property             44,870         42,133
Less: Accumulated depreciation                        25,239         23,786
                                                    --------       --------
Plant, rental machines and other property - net       19,631         18,347

Software, less accumulated
  amortization (1998, $12,516; 1997, $12,610)            599            819

Investments and sundry assets                         23,510         21,915
                                                    --------       --------
Total assets                                        $ 86,100       $ 81,499
                                                    ========       ========

                                                                   ATTACHMENT II

                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
           CONSOLIDATED STATEMENT OF FINANCIAL POSITION - (CONTINUED)
                                   (UNAUDITED)
                      LIABILITIES AND STOCKHOLDERS' EQUITY

(Dollars in millions)                            At December 31   At December 31
                                                       1998            1997
                                                 ---------------  --------------
Current liabilities:
  Taxes                                             $  3,125        $  2,381
  Short-term debt                                     13,905          13,230
  Accounts payable                                     6,252           5,215
  Compensation and benefits                            3,530           3,043
  Deferred income                                      4,115           3,445
  Other accrued expenses and liabilities               5,900           6,193
                                                    --------        --------
Total current liabilities                             36,827          33,507
Long-term debt                                        15,508          13,696
Other liabilities                                     12,818          12,993
Deferred income taxes                                  1,514           1,487
                                                    --------        --------
Total liabilities                                     66,667          61,683

Contingencies

Stockholders' equity:
  Preferred stock - par value $.01 per share             247             252
    Shares authorized:    150,000,000
    Shares issued: 1998 -   2,546,011
                   1997 -   2,597,261

  Common stock - par value $.20* per share            10,121           8,601
    Shares authorized:    4,687,500,000*
    Shares issued: 1998 - 1,853,738,104*
                   1997 - 1,938,030,702*

  Retained earnings                                   10,141          11,010

  Treasury stock, at cost                               (133)            (86)
    Shares:  1998 - 1,924,292*
             1997 - 1,847,910*

  Employee benefits trust                             (1,854)           (860)
    Shares:  1998 - 20,000,000*
             1997 - 20,000,000*

  Accumulated gains and losses not affecting
    retained earnings                                    911             899
                                                    --------        --------
Total stockholders' equity                            19,433          19,816
                                                    --------        --------
Total liabilities and stockholders' equity          $ 86,100        $ 81,499
                                                    ========        ========

* Restated to reflect the two-for-one stock split effective on May 10, 1999.

                                                                  ATTACHMENT III

               COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                   (UNAUDITED)

                                        For the year ended December 31
                             ---------------------------------------------------
                                  1998              1997              1996
                             -------------      -------------      -------------
Number of shares
on which basic
earnings per share
 is calculated:
  Average outstanding
   during year*              1,869,005,570      1,966,572,722      2,113,408,376

Add--Incremental
 shares under stock
 compensation plans*            51,124,900         55,297,162         46,009,432
                             -------------      -------------      -------------

Number of shares on
 which diluted
 earnings per share
 are calculated*             1,920,130,470      2,021,869,884      2,159,417,808
                             =============      =============      ============

Net income (millions)        $       6,328      $       6,093      $      5,429

Less - Preferred stock
 dividends (millions)                   20                 20                20
                             -------------      -------------      -------------
Net income on which
 basic and diluted
 earnings per share
 are calculated (millions)   $       6,308      $       6,073      $      5,409
                             =============       ============      ============
Basic earnings
 per share*                  $        3.38      $        3.09      $       2.56

Diluted earnings
 per share*                  $        3.29      $        3.00      $       2.50

Stock options to purchase 4,124,730* shares in 1998, 331,666* shares in 1997 and 1,568,282* shares in 1996 were outstanding, but were not included in the calculation of diluted earnings per share because the options' exercise price was greater than the average market price of the common shares, and therefore, the effect would be anti-dilutive. In addition, 5,131,038* restricted stock units in 1998 relating to the company's Long-Term Performance Plan were not included in the computation of diluted earnings as their effect would be anti-dilutive.

* Restated to reflect the two-for-one stock split of May 10, 1999.

                                                                   ATTACHMENT IV

                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                                  (UNAUDITED)
                FIVE YEAR COMPARISON OF SELECTED FINANCIAL DATA

(Dollars in millions
except per share amounts)

For the year:                         1998      1997      1996      1995      1994

Revenue                            $ 81,667  $ 78,508  $ 75,947  $ 71,940  $ 64,052

Net income                            6,328     6,093     5,429     4,178     3,021

  Per share of common stock -
    Basic*                             3.38      3.09      2.56      1.81      1.26
    Assuming dilution*                 3.29      3.00      2.50      1.76      1.24

Cash dividends paid on common stock     814       763       686       572       585

  Per share of common stock*            .43     .3875      .325       .25       .25

Investment in plant, rental machines
  and other property                  6,520     6,793     5,883     4,744     3,078

Return on stockholders' equity         32.6%     29.7%     24.8%     18.5%     14.3%

At end of year:

Total assets                       $ 86,100  $ 81,499  $ 81,132  $ 80,292  $ 81,091

Net investment in plant, rental
  machines and other property        19,631    18,347    17,407    16,579    16,664

Working capital                       5,533     6,911     6,695     9,043    12,112

Total debt                           29,413    26,926    22,829    21,629    22,118

Stockholders' equity                 19,433    19,816    21,628    22,423    23,413

* Restated to reflect the two-for-one stock split effective on May 10, 1999

                                                                    ATTACHMENT V

                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                                  (UNAUDITED)
                            SELECTED QUARTERLY DATA

(Dollars in millions except
per share and stock prices)

                                                           Per Share Commom Stock
                                              --------------------------------------------------
                                                        Earnings-
                           Gross    Net       Earnings- Assuming                  Stock Prices#
                Revenue    Profit   Income    Basic*    Dilution*  Dividends*    High*      Low*

1998

First quarter   $ 17,618  $  6,450  $ 1,036   $   .54   $    .53    $  .10    $  54.19   $  47.81
Second quarter    18,823     7,146    1,452       .77        .75       .11       64.66      51.66
Third quarter     20,095     7,467    1,494       .80        .78       .11       69.06      55.38
Fourth quarter    25,131     9,809    2,346      1.27       1.24       .11       94.97      58.41
                --------  --------  -------   -------   --------    ------
   Total        $ 81,667  $ 30,872  $ 6,328   $  3.38   $   3.29**  $  .43
                ========  ========  =======   =======   ========    ======

1997

First quarter   $ 17,308  $  6,592  $ 1,195   $   .59   $    .58    $.0875    $  42.53   $  32.50
Second quarter    18,872     7,401    1,446       .73        .71     .1000       46.88      31.78
Third quarter     18,605     7,098    1,359       .69        .67     .1000       54.72      45.06
Fourth quarter    23,723     9,518    2,093      1.08       1.05     .1000       56.75      44.31
                --------  --------  -------   -------   --------    ------
   Total        $ 78,508  $ 30,609  $ 6,093   $  3.09   $   3.00**  $.3875*
                ========  ========  =======   =======   ========    ======

*     Restated to reflect the two-for-one stock split effective on May 10, 1999.

** The sum of the quarters' earnings per share does not equal the year-to-date earnings per share due to changes in average share calculations. This in accordance with prescribed reporting requirements.

# The stock prices reflect the high and low prices for IBM's common stock on the New York Stock Exchange composite tape for the last two years.


2